UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

December 31, 2013

Date of Report

(Date of Earliest Event Reported)

Sebring Software, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	4822 (Primary Standard Industrial Classification Code)	26-0319491 (IRS Employer Identification No.)

1400 Cattlemen Rd., Suite D, Sarasota, Florida 34232

(Address of Principal Executive Offices, Including Zip Code)

(941) 377-0715

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under nay of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CRF 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

As used in this Current Report on Form 8-K, all references to the “Company,” “we,” “our” and “us” refer to Sebring Software, Inc.

Item 1.01 Entry into a Material Definitive Agreement.

On December 31, 2013, the Company’s subsidiary, Sebring Dental of Arizona, LLC (the “Buyer”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with North Scottsdale Family Dentistry, PLLC, Dr. Steven H. Poulos, and Dr. Sid S. Stevens (collectively the “Sellers”). Under the terms of the Asset Purchase Agreement, the Sellers agree to sell and the Buyer agrees to purchase all of the assets of the Sellers’ dental practice, including, but not limited to all clinical, lab and office equipment, all office furniture furnishings and fixtures, all clinical supplies and instruments, paper goods and the office supplies, all records, x-rays, charts, photographs, slides, recall lists and lab models, financial and credit records of all of the patients for all providers of patient treatment, and all tangible and intangible goodwill (the “Assets”). The aggregate purchase price for the Assets is Two Million Twenty-Five Thousand Dollars ($2,025,000) (the “Aggregate Purchase Price”). Of the Aggregate Purchase Price, Six Hundred and Seventy-Five Thousand Dollars ($675,000) will be paid in cash, and One Million Three Hundred and Fifty Thousand Dollar ($1,350,000) of the Aggregate Purchase Price will be paid by a convertible promissory note.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 31, 2013, the Company’s subsidiary, Sebring Dental of Arizona, LLC, closed the Asset Purchase Agreement described in Item 1.01 above.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

On December 31, 2013, the Company became obligated on direct financial obligations as described in Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of the business acquired.

The financial statements required by this Item 9.01 will be filed by an amendment to this Form 8-K within 71 calendar days after the filing date of this Form 8-K.

(b)	Pro Forma financial information.

The pro forma financial information required by this Item 9.01 will be filed by an amendment to this Form 8-K within 71 calendar days after the filing date of this Form 8-K.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

Number	Description

2.1	Asset Purchase Agreement (the “Asset Purchase Agreement”) dated December 31, 2013.

10.1	Promissory Note between Sebring Dental of Arizona, LLC, Sebring Software, Inc., and North Scottsdale Family Dentistry, PLLC, in the amount of One Million Three Hundred Thousand Dollars ($1,300,000), dated December 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 8, 2014

Sebring Software, Inc.

By: /s/ Leif Andersen Name: Leif Andersen Title: Chief Executive Officer and Director